Exhibit 10.117

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER

ASSIGNMENT AND BILL OF SALE OF OIL AND GAS LEASE

State:	TEXAS

County:	RUSK

Grantor:	TENECO ENERGY, LLC, a Colorado Limited Liability Company 3760 Vance Street, Suite 200, Wheat Ridge, CO 80033

Grantee:	ENERGYTEC, INC 14785 Preston Road, Ste. 550, Dallas, TX 75254

Effective Date:	AUGUST 15, 2004

Grantor, named above, is the owner of the leases described below (the “Lands”) located in the county and state named above:

32 Acres of land, more or less, and being the same land described as that land owned in fee by Julia M. Finney and being a part of the R. H. Pinney Survey, A-647 and the I.G. Parker Survey A-632, Rusk County, Texas and further described as follows: BEGINNING at P.K. Maxwells SE corner, THENCE W 1317 varas to B. F. Milsteads SW corner; THENCE E to R. S. Wynne’s NE corner of THE PLACE OF BEGINNING 145 varas, containing 32 Acres of land, more or less, and being the same land described in that certain ASSIGNMENT OF OIL AND GAS LEASES AND BILL OF SALE, dated November 1, 2001 from BASA Resources, Inc. to Teneco Energy, LLC, and recorded in Volume 2291 at Page 722 of the Official Public Records of Rusk County, Texas.

NET REVENUE INTEREST: 86.5%

WORKING INTEREST: 100%

RRC # 07065

For adequate consideration, Grantor grants, sells, and quit claims to Grantee, named above, without warranty of title or any warranty or representations of fitness for a particular purpose, express or implied, all rights, equipment, machinery, and fixtures which are located on the Lands attributive to the Oil, Gas and Mineral Lease.

This Assignment and Bill of Sale is made subject to all terms and conditions of the oil, gas, and mineral lease.

Grantor makes no representations as to the condition of the lease premises conveyed hereby, not to the quality, size, weight or condition of the equipment contained on the lease premises. Grantee has inspected the premises and is aware of equipment contained on the lease premises. Condition of the lease premises and equipment and personal property thereon, is accepted buy the Grantee on a “as is” “where is” basis.

Grantor hereby warrants and represents to Grantee that there are no encumbrances of any kind whatsoever on or against the interest assigned herein and that all taxes owed on the Property are current and paid. Further this Assignment is made without warranty of title, except; BY, THROUGH and UNDER Grantor.

By accepting this Assignment, Grantee agrees to indemnify and hold Grantor harmless from any claim that may be made by any person, firm, or entity, to the equipment, machinery, obligations of plugging, abandoning, restoration of the surface, and fixtures that are the subject of this Deed. Grantee agrees to file the required forms with the Texas Railroad Commission changing operator of record as of August 15, 2004.

Grantor executes this Deed as of the date set out below, but shall be deemed effective for all purposes as of the Effective Date stated above.

IN WITNESS WHEREOF, the Grantor and Grantee have executed this Bill of Sale on this the 13th day of August, 2004, but effective August 15th, 2004.

GRANTOR:	GRANTEE:
TENECO ENERGY LLC	ENERGYTEC, INC

/s/ R. L. Bassett	/s/ Don Hamilton
By: R. L. BASSETT, as duly authorized agent of TENECO ENERGY LLC	By: DON HAMILTON, as duly authorized agent of ENERGYTEC, INC

STATE OF COLORADO	§ § §

COUNTY OF JEFFERSON

This instrument was acknowledged before me on the 18th day of August, 2004, by R. L. BASSETT.

/s/ Karen L. Bluhm
Notary Public, State Of COLORADO

Notary’s name (printed): Karen L. Bluhm

	Notary’s commission expires:	10-5-05

STATE OF TEXAS	§ § §

COUNTY OF GREGG

This instrument was acknowledged before me on the 17 day of August, 2004, by DON HAMILTON.

/s/ Dennis M. Lewis, Jr.
Notary Public, State Of TEXAS

Notary’s name (printed): Dennis M. Lewis, Jr.

	Notary’s commission expires:	Sept. 18, 2007

AFTER RECORDING RETURN TO:
G & H ASSOCIATES, INC.
1800 Shiloh Rd. Suite 101
Tyler, TX 75703